                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 14, 2000
                                                         -----------------


                            Chicago Title Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

              1-13995                               36-4217886
     ------------------------          ------------------------------------
     (Commission File Number)          (IRS Employer Identification Number)



                             171 North Clark Street
                             Chicago, Illinois 60601
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (888) 431-4288
                                                           --------------

Item 5.  Other Events.


          On February 14, 2000, Chicago Title Corporation issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.  The following exhibits accompany this Report:

                    Exhibit Number        Exhibit Description
                    --------------        -------------------

                          99              Chicago Title
                                          Corporation press
                                          release dated February
                                          14, 2000.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHICAGO TITLE CORPORATION


Date:  February 14, 2000                By:  /s/ Paul T. Sands, Jr.
                                            ------------------------------------
                                              Paul T. Sands, Jr.
                                              Executive Vice President,
                                              General Counsel and Secretary

                                Index to Exhibits

        Exhibit Number                      Exhibit Description
        --------------                      -------------------

              99                            Chicago Title
                                            Corporation press
                                            release dated February
                                            14, 2000.